Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report of QXO, Inc. (the “Company”), on Form 10-K for the period ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Ihsan Essaid, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:
(1)Such Annual Report on Form 10-K for the period ended December 31, 2024, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in such Annual Report on Form 10-K for the period ended December 31, 2024, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2025	By:	/s/ Ihsan Essaid
Ihsan Essaid
Chief Financial Officer
(Principal Financial Officer)